UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement

     On March 9, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Applix, Inc. (the “Company”) established a bonus program for fiscal year 2005 for the Company’s executive officers (the “2005 Bonus Plan”). Bonuses will be determined in part pursuant to a formula based on corporate financial performance goals and determined in part on a discretionary basis by the Compensation Committee based on achievement of individual goals. The 2005 Bonus Plan is subject to adjustment or modification by the Compensation Committee at any time. The following summarizes the bonus arrangement for each of the Company’s executive officers:

David Mahoney

     Mr. Mahoney’s target bonus under the 2005 Bonus Plan is $165,000 (or 60% of his base salary), comprised of quarterly target bonuses of $28,875 payable following each quarter based upon the achievement of quarterly corporate financial goals and an annual target bonus of $49,500 payable after the end of 2005 based upon the achievement of individual goals.

     Quarterly Goals

     Mr. Mahoney’s quarterly bonuses are based on the Company achieving specified targets for each quarter for revenue (upon which 50% of his quarterly target bonus is based) and operating income (upon which 50% of his quarterly target bonus is based). The Company will pay the portion of the quarterly target bonus tied to revenue if the Company attains at least 88% of the quarterly revenue target, with (i) 50% payable if the quarterly target is 88% achieved and an additional 4.1667% payable for each percentage point of achievement above 88% to 100% achievement, (ii) 100% payable if the quarterly target is 100% achieved, (iii) an additional 3% payable for each percentage point of achievement above 100% to 110%, and (iv) an additional 5% payable for each percentage point of achievement above 110% to 130% (for a maximum payment of 230% of the bonus target). The Company will pay the portion of the quarterly target bonus tied to operating income if the Company attains at least 75% of the quarterly operating income target, with (i) 25% payable if the quarterly target is 75% achieved and an additional 3% payable for each percentage point of achievement above 75% to 100%, (ii) 100% payable if the quarterly target is 100% achieved, (iii) an additional 1.5% payable for each percentage point of achievement above 100% to 110%, and (iv) an additional 2% for each percentage point of achievement above 110% to 120% (for a maximum payment of 135% of the bonus target).

     Annual Goals

     Mr. Mahoney is eligible to receive a bonus of up to $49,500 after the end of 2005 based on the achievement of individual goals established by the Compensation Committee for 2005. The Compensation Committee shall determine, in its discretion, the extent to which Mr. Mahoney has met such individual goals. In the event of a change in control of the Company, the annual bonus shall be pro-rated and paid at the time of such change in control.

Milton Alpern

     Mr. Alpern’s target bonus under the 2005 Bonus Plan is $100,000 (or 50% of his base salary), comprised of quarterly target bonuses of $17,500 payable following each quarter based upon the achievement of quarterly corporate financial goals and an annual target bonus of $30,000 payable after the end of 2005 based upon the achievement of individual goals.

     Quarterly Goals

     Mr. Alpern’s quarterly bonuses are determined in the same manner as Mr. Mahoney’s set forth above.

     Annual Goals

     Mr. Alpern is eligible to receive a bonus of up to $30,000 after the end of 2005 based on the achievement of individual goals established by Mr. Mahoney for 2005. The Compensation Committee shall determine, in consultation with Mr. Mahoney, the extent to which Mr. Alpern has met such individual goals. In the event of a change in control of the Company, the annual bonus shall be pro-rated and paid at the time of such change in control.

Michael Morrison

     Mr. Morrison’s target bonus under the 2005 Bonus Plan is $180,000 (or 100% of his base salary), comprised of quarterly target bonuses of $40,500 payable following each quarter based upon the achievement of quarterly corporate financial goals and an annual target bonus of $18,000 payable after the end of 2005 based upon the achievement of individual goals.

     Quarterly Goals

     Mr. Morrison’s quarterly bonuses are based on the Company achieving specified targets for each quarter for revenue (upon which 55% of his quarterly target bonus is based) and operating income (upon which 45% of his quarterly target bonus is based). Mr. Morrison’s quarterly bonuses are otherwise determined in the same manner as Mr. Mahoney’s set forth above.

     Annual Goals

     Mr. Morrison is eligible to receive a bonus of up to $18,000 after the end of 2005 based on the achievement of individual goals established by Mr. Mahoney for 2005. The Compensation Committee shall determine, in consultation with Mr. Mahoney, the extent to which Mr. Morrison has met such individual goals. In the event of a change in control of the Company, the annual bonus shall be pro-rated and paid at the time of such change in control.

Craig Cervo

     Mr. Cervo’s target bonus under the 2005 Bonus Plan is $60,000 (or 30% of his base salary), comprised of quarterly target bonuses of $12,000 payable following each quarter based upon the achievement of quarterly corporate financial goals and an annual target bonus of $12,000 payable after the end of 2005 based upon the achievement of individual goals.

     Quarterly Goals

     Mr. Cervo’s quarterly bonuses are based on the Company achieving specified targets for each quarter for revenue (upon which 50% of his quarterly target bonus is based) and operating income (upon which 50% of his quarterly target bonus is based). The Company will pay the portion of the quarterly target bonus tied to revenue if the Company attains at least 88% of such quarterly revenue target, with (i) 50% payable if quarterly target is 88% achieved and an additional 4.1667% payable for each percentage point of achievement above 88% to 100% achievement, (ii) 100% payable if the quarterly target is 100% achieved, and (iii) an additional 2% payable for each percentage point of achievement above 100% to 120% (for a maximum payment of 140% of the bonus target). The Company will pay the portion of the quarterly target bonus tied to operating income if the Company attains at least 75% of the quarterly operating income target, with (i) 25% payable if the quarterly target is 75% achieved and an additional 3% payable for each percentage point of achievement above 75% to 100%, (ii) 100% payable if the quarterly target is 100% achieved, and (iii) an additional 1.5% payable for each percentage point of achievement above 100% to 110% (for a maximum payment of 115% of the bonus target).

     Annual Goals

     Mr. Cervo is eligible to receive a bonus of up to $12,000 after the end of 2005 based on the achievement of individual goals established by Mr. Mahoney for 2005. The Compensation Committee shall determine, in consultation with Mr. Mahoney, the extent to which Mr. Cervo has met such individual goals. In the event of a change in control of the Company, the annual bonus shall be pro-rated and paid at the time of such change in control.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.

Date: March 15, 2005	By:	/s/ Milton A. Alpern

Milton A. Alpern
Chief Financial Officer